SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): July 15, 2003
                                                          -------------

                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       000-14879                222322400
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ             08540
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        (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


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ITEM 5.      OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            On July 15, 2003, Advanced Magnetics, Inc. ("Advanced Magnetics") and Cytogen Corporation ("Cytogen") announced, in a press release, the presentation of data showing that magnetic resonance imaging (MRI) with Combidex(R) (ferumoxtran-10), an investigational iron oxide nanoparticle, aids in the non-invasive diagnosis of metastatic lymph nodes. The data was presented by Dr. Mukesh Harisinghani, Assistant Radiologist at Massachusetts General Hospital and Dr. Ralph Weissleder, Director of the Center for Molecular Imaging Research at Massachusetts General Hospital, at the International Society for Magnetic Resonance in Medicine (ISMRM) 11th Scientific Meeting held in Toronto, July 10-16, 2003, and was from a study that included patients with breast and prostate cancer. Cytogen has a license with Advanced Magnetics for exclusive marketing rights to Combidex(R) in the United States.

            Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of such press release is qualified in its entirety by reference to such document.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits.

                Exhibit No.    Description
                -----------    ------------

                    99.1       Press release of the Company dated July 15, 2003.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CYTOGEN CORPORATION


                                      By:  /s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer

Dated:   July 15, 2003



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                                  EXHIBIT INDEX


             Exhibit No.      Description
             -----------      -----------

                99.1          Press release of the Company dated July 15, 2003.